UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2019

EP ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001- 36253	46-3472728
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

EP ENERGY LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-183815	45-4871021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Louisiana Street, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	EPE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2019, the Compensation Committee (the “Committee”) of the Board of Directors of EP Energy Corporation (the “Company”) approved the implementation of a Key Employee Retention Program (a “KERP”) for all employees of the Company. The KERP is designed to retain employees of the Company in their current roles over the near term while providing them with financial stability.  Pursuant to the KERP, employees must continue their employment with the Company for approximately thirteen months or they will forfeit the full amount of the retention payment. The KERP payments are in lieu of any bonuses or long-term incentive awards, if any, that would otherwise be due or payable to the KERP participants for 2019 performance. If a KERP participant is terminated for cause or voluntarily terminates his or her employment with the Company without good reason (other than as a result of death or disability) such participant must repay his or her KERP payment in full. The KERP was formulated with the input and based upon the recommendations of the Committee’s independent compensation consultant.

The Company’s named executive officers will receive the following amounts under the KERP:

Named Executive Officer	Retention Award Amount
Russell E. Parker President and Chief Executive Officer	$2,392,800
Chad D. England Senior Vice President, Operations	$813,600
Raymond J. Ambrose Senior Vice President, Engineering and Subsurface	$572,000
Kyle A. McCuen Senior Vice President, Chief Financial Officer and Treasurer	$543,000
Jace D. Locke Vice President, General Counsel and Corporate Secretary	$543,000

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: June 4, 2019

EP ENERGY CORPORATION

	By:	/s/ Jace D. Locke
Jace D. Locke
Vice President, General Counsel and Corporate Secretary

EP ENERGY LLC

	By:	/s/ Jace D. Locke
Jace D. Locke
Vice President, General Counsel and Corporate Secretary

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